UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

Shire plc

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(Exact name of registrant as specified in its charter)

Jersey, Channel Islands

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(State or other jurisdiction of incorporation)

0-29630	98-0601486
(Commission File Number)	(IRS Employer Identification No.)

5 Riverwalk, Citywest Business Campus, Dublin

24, Republic of Ireland

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(Address of principal executive offices)                                  (Zip code)

Registrant's telephone number, including area code              +353 1 429 7700

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Shire plc (“Shire”) announced on September 1, 2015 that Sara Mathew will join the Board of Directors as a non-executive director with effect from September 1, 2015. On joining the Board, Ms. Mathew will become a member of Shire's Audit, Compliance and Risk Committee.

Sara Mathew will receive compensation in accordance with Shire’s Remuneration Policy for non-executive directors. No shares will be granted to Ms. Mathew on her appointment as a director, but 25% of the fees payable to her under the Remuneration Policy will be payable in the form of shares.

Shire has issued a press release attached as Exhibit 99.1 which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.1	Press Release dated September 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE PLC
By:	/s/ M Enyedy
Name: Mark Enyedy
Title: Company Secretary

Dated: September 1, 2015

EXHIBIT INDEX

Number	Description
99.1	Press Release dated September 1, 2015